UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         March 8, 2005
                                                  -----------------------------

                             Advanced Photonix, Inc.
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             (Exact Name of Registrant as specified in its Charter)


         Delaware                   1-11056                    33-0325836
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 (State or other jurisdiction    (Commission                  (IRS Employer
       of incorporation)         File Number)               Identification No.)


     1240  Avenida Acaso, Camarillo, California                    93012
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    (Address of Principal Executive Offices)                     (ZIP Code)


Registrant's telephone number, including area code:         (805) 987-0146
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

On March 14, 2005, Advanced Photonix, Inc. ("API") filed an 8-K (the "Form 8-K") with the Securities and Exchange Commission announcing that API and its wholly owned subsidiary, Michigan Acquisition Sub, LLC ("Newco"), a Delaware limited liability company, entered into an Agreement and Plan of Merger with Picotronix, Inc. (doing business as and referred to herein as "Picometrix"), a Michigan corporation, Robin Risser and Steven Williamson, the stockholders of Picometrix, whereby Picometrix will merge with and into Newco, with Newco being the surviving entity. The Form 8-K is hereby being amended to reflect that the employment agreements for both Mr. Risser and Mr. Williamson will provide for a base salary of $185,000 per year for each of them. Any reference to a base salary of $200,000 in the Form 8-K is hereby amended.

Exhibits: None






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADVANCED PHOTONIX, INC.



                                 By:  /s/ Richard Kurtz
                                      ----------------------------------------
                                      Richard Kurtz, Chief Executive Officer

Dated: March 15, 2005